UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2008

THE CLOROX COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other

jurisdiction of

incorporation or

organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 4, 2008, The Clorox Company (the “Company”) issued a press release announcing its financial results for its second quarter ended December 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD

Attached hereto as Exhibit 99.2 and incorporated herein by reference is Supplemental financial information.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT	DESCRIPTION

99.1	Press Release dated February 4, 2008 of The Clorox Company

99.2	Supplemental information regarding financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY

Date: February 4, 2008	By:	/s/ Laura Stein
Senior Vice President –
General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release dated February 4, 2008 of The Clorox Company

99.2	Supplemental information regarding financial results